     Exhibit 10.3.3

                                AMENDMENT NO. 3
                                    TO THE
               PROFIT SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN
                                      OF
               FIRSTBANK (FORMERLY FIRST SAVINGS BANK, F.S.B.)

           THIS AMENDMENT is approved and adopted by FirstBank (formerly First Savings Bank, F.S.B.) on this 1st day of April, 1999.

                                   RECITALS

     A. FirstBank (Formerly First Savings Bank, F.S.B.) executed the Profit Sharing and Employee Stock Ownership Plan, effective January 1, 1996.

     B.   Section 13.1 of the plan provides in part as follows:

     "At any time the Company may amend this Plan and Trust by action of the
Board of Directors . . . ."

     C.   The Company now desires to amend the plan and trust.

                                   AMENDMENT

     The Company hereby amends the plan and trust as follows:

     1. EFFECTIVE APRIL 1, 1999, ALL REFERENCES IN THE PLAN TO "FIRST SAVINGS BANK, F.S.B." SHALL BE CHANGED TO REFER TO "FIRSTBANK" AND ALL REFERENCES IN THE PLAN TO "FIRST SAVINGS BANK, F.S.B. PROFIT-SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN" SHALL BE CHANGED TO REFER TO "FIRSTBANK PROFIT-SHARING AND EMPLOYEE STOCK OWNERSHIP PLAN".

     2. EFFECTIVE APRIL 1, 1999, SECTION 4.4[c] OF THE PLAN HEREBY IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

     3.1 PARTICIPATION: Any Employee who is a Participant in this Plan as of the Effective Date of this Plan will remain a Participant in this Plan. Any other or new Employee will become a Participant as of the Employee's Employment Commencement Date, or Reemployment Commencement Date, provided that the Employee then is at least 21 years of age.

     3. EFFECTIVE JANUARY 1, 1999, SECTION 4.1[b] OF THE PLAN HEREBY IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

     4.1[b] COMPANY MATCHING CONTRIBUTIONS: The Company will make matching contributions ("Matching Contributions") to the Plan on behalf of Participants, in the following amounts: If the Participant elects, pursuant to Section 12.7, to invest all or any portion of his or her salary reduction contributions for any Plan Year in Qualifying Employer Securities, and such salary reduction contributions remain invested in Qualifying Employer Securities as of the last day of the Plan Year, the Matching Contribution for such Participant for the Plan Year will equal a percentage (such percentage to be determined by the Company each Plan Year) of each $1.00 of salary reduction contributions for the Plan Year which are so invested in Qualifying Employer Securities. If the Participant elects, pursuant to Section 12.7, to invest all or any portion of his or her salary reduction contributions for any Plan Year in investments other than Qualifying Employer

     Securities, or if such salary reduction contributions which were invested in Qualifying Employer Securities during the Plan Year are invested in other assets of the last day of the Plan Year, the Matching Contribution for such Participant for the Plan Year will equal 50% of the percentage determined for contributions which are invested in Qualifying Employer Securities. The Matching Contribution will be made to the Profit-Sharing Accounts in the Plan, unless such Matching Contribution is designated by the Company as a contribution to the ESOP Accounts in the Plan.

     4. EFFECTIVE APRIL 1, 1999 SECTION 4.4[c] OF THE PLAN HEREBY IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

          4.4[c] PARTICIPANT ELECTIVE DEFERRALS: Effective April 1, 1999, each Participant will be deemed to have elected to reduce his or her Compensation for contribution to this Plan as an elective deferral in an amount equal to 2% of such Participant's Compensation; provided, however, that the participant may elect to suspend such elective deferral contributions, or change the amount of such elective deferral contributions. Such election shall be made at such time and in accordance with such procedures as are established by the Administrator from time to time. A Participant may change his or her deferral election prospectively but not retroactively by giving written notice to the Administrator within the time limits prescribed by the Administrator. A Participant may elect to make, modify, or cease elective deferrals during the election periods established by the Administrator, which election periods must be provided at least annually. A Participant also may elect to defer all or any portion of any bonus payable to the Participant provided that such deferral election is made prior to the time the Participant receives such bonus. Participant elective deferral contributions will be treated as part of the Participant's Profit-Sharing Accounts.

     5. EFFECTIVE APRIL 1, 1999, SECTIONS 5.1[a] AND 5.1[b] OF THE PLAN HEREBY ARE AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

          5.1[a] PROFIT-SHARING CONTRIBUTIONS: The Company's Profit-Sharing Contributions made pursuant to section 4.1[a] will be allocated to Participants in the ratio in which a Participant's Compensation for the Plan Year bears to the total Compensation of all eligible Participants for the Plan Year. A Participant will be entitle to share in the allocation of the Profit-Sharing Contribution for the Plan Year if the Participant completes 1,000 or more Hours of Service and is employed by the Company on the last day of the Plan Year. For the first Plan Year of participation in the Plan, the 1,000 Hours of Service requirement in the preceding sentence will be prorated based on the number of days the Participant was employed during the Plan Year. Compensation will be recognized under this Plan only from the Participant's effective date of participation in the Plan.

     However, Profit-Sharing Contributions for the Plan Year in which a Participalnt attains Normal Retirement Age, Early Retirement Age, or Late Retirement Age and terminates employment, or dies, will be allocated to such Participant regardless of the Hours of Service the Participant completes during such Plan Year and regardless of whether the Participant is an employee on the last day of the Plan Year.

        [b] MATCHING CONTRIBUTIONS: The Company's Matching Contribution will be allocated to each Participant as a percentage of such Participant's elective deferral contributions to the Plan for the Plan Year. A Participant will be entitled to share in the allocation of the Matching Contribution for the Plan Year if, during the Plan Year, the Participant completes 1,000 or more Hours of Service and is employed by the Company on the last day of the Plan Year. For the first Plan Year of participation in the Plan, the 1,000 Hours of Service requirement in the preceding sentence will be prorated based on the number of days the Participant was employed during that Plan Year. However, Matching Contributions for the Plan Year in which a Participant attains Normal Retirement Age, Early Retirement Age, or Late Retirement Age and terminates employment, or dies, will be allocated to such Participant regardless of the Hours of Service the Participant completes during such Plan Year and regardless of whether the Participant is employed on the last day of the Plan Year.

     6. EFFECTIVE APRIL 1, 1999, SECTION 12.7[a] OF THE PLAN HEREBY IS AMENDED TO READ IN ITS ENTIRETY AS FOLLOWS:

     12.7[a]        GENERAL RULES FOR DIRECTION OF PROFIT-SHARING ACCOUNTS:
     Each Participant may direct the Trustee's investment of his or her Profit-Sharing Account, including the portion of his or her Account attributable to Participant rollover contributions, Participant elective deferral contributions, and Company Matching Contributions, as provided in this section.

     7. ANY INCONSISTENT PROVISION OF THE PLAN AND TRUST SHALL BE READ CONSISTENT WITH THIS AMENDMENT.

     8. EXCEPT AS AMENDED ABOVE, THE COMPANY HEREBY AFFIRMS AND READOPTS EACH AND EVERY OTHER PROVISION OF THE PLAN AND TRUST.


        IN WITNESS WHEREOF, the Company has executed this amendment as of the date first mentioned above.


                                   FIRSTBANK


                                   By:
                                        ---------------------------------------


                                   Title:
                                          -------------------------------------